SCHEDULE 14C

(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.)

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BRIGHTHOUSE FUNDS TRUST II

(Name of Registrant As Specified in Its Charter)

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BRIGHTHOUSE FUNDS TRUST II

11225 North Community House Road

Charlotte, North Carolina 28277

August 20, 2026

Dear Contract Owner:

The accompanying information statement provides information about a change in the subadviser of Invesco Value Opportunities Portfolio (formerly, Brighthouse/Artisan Mid Cap Value Portfolio) (the “Portfolio”), a series of Brighthouse Funds Trust II. Effective June 1, 2026, Invesco Advisers, Inc. (“Invesco”) became subadviser to the Portfolio. In connection with the appointment of Invesco as subadviser to the Portfolio, the name of the Portfolio and the Portfolio’s principal investment strategies were changed. For more information regarding these changes, please see the supplement dated May 29, 2026 to the Portfolio’s prospectus dated April 27, 2026, attached as Exhibit 1 to the accompanying information statement. You are receiving the accompanying information statement because some or all of the value of your variable annuity or variable life insurance contract was invested in the Portfolio as of June 1, 2026.

The accompanying information statement is for your information only. You do not need to do anything in response to this information statement.

Sincerely,

Kristi Slavin
President
Brighthouse Funds Trust II

BRIGHTHOUSE FUNDS TRUST II

Invesco Value Opportunities Portfolio

(formerly, Brighthouse/Artisan Mid Cap Value Portfolio)

11225 North Community House Road

Charlotte, North Carolina 28277

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement

This Information Statement is available online at

www.brighthousefinancial.com/products/fund-resources

The primary purpose of this Information Statement is to provide you with information about a change of the subadviser to Invesco Value Opportunities Portfolio (formerly, Brighthouse/Artisan Mid Cap Value Portfolio) (the “Portfolio”), a series of Brighthouse Funds Trust II (the “Trust”). Effective June 1, 2026, Invesco Advisers, Inc. (“Invesco”) replaced Artisan Partners Limited Partnership (“Artisan”) as subadviser to the Portfolio. This Information Statement is being mailed beginning on or about August 26, 2026 to the Portfolio’s Contract Owners of record as of the close of business on June 1, 2026 (the “Record Date”). The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended. The Trust’s most recent annual and semiannual reports are available upon request without charge by writing the Trust at the above address or calling the Trust toll-free at 1-800-882-1292 .

Brighthouse Investment Advisers, LLC (“BIA”) serves as investment adviser to the Portfolio pursuant to a management agreement dated August 4, 2017, as amended from time to time, between the Trust and BIA (the “Management Agreement”). Brighthouse Securities, LLC (the “Distributor”), an affiliate of BIA, serves as the distributor to the Trust. For the fiscal year ended December 31, 2025, the Portfolio paid to the Distributor fees in the amount of $614,827. BIA and the Distributor are located at 11225 North Community House Road, Charlotte, North Carolina 28277. State Street Bank and Trust Company serves as the custodian and administrator of the Trust and is located at John Adams Building, 1776 Heritage Drive, North Quincy, Massachusetts 02171.

Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that all agreements under which persons serve as investment advisers or investment subadvisers to investment companies be approved by shareholders. The Securities and Exchange Commission (the “SEC”) has granted exemptive relief to the Trust and BIA (the “Order”) that generally permits BIA, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. The Portfolio’s Board of Trustees, including a majority of Trustees who are not “interested persons” (as that term is defined in the 1940 Act), must approve any new subadvisory agreements implemented in reliance on the Order. One of the conditions of the Order is that within ninety days after entering into a new or amended investment subadvisory agreement with a new subadviser without shareholder approval, the Portfolio must provide an information statement to its shareholders setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. This Information Statement is being provided to you to satisfy this condition of the Order.

THIS INFORMATION STATEMENT IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	Introduction

Prior to June 1, 2026, Artisan served as subadviser to the Portfolio pursuant to an investment subadvisory agreement dated August 4, 2017, as amended from time to time, by and between BIA and Artisan (the “Previous Subadvisory Agreement”). At a meeting of the Board of Trustees of the Trust (the “Board”) held on May 21, 27-28, 2026 (the “May Meeting”), the Board (including a majority of Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust, BIA, Invesco, Artisan or the Distributor (the “Independent Trustees”)) approved a new investment subadvisory agreement between BIA and Invesco with respect to the Portfolio, which took effect as of June 1, 2026 (the “New Subadvisory Agreement”). BIA and the Board determined that it would be in the best interests of the Portfolio’s shareholders to terminate Artisan as subadviser and for Invesco to serve as the Portfolio’s subadviser, effective June 1, 2026.

In connection with the appointment of Invesco as subadviser to the Portfolio, the Board approved changes to the Portfolio’s investment objective, principal investment strategies, and name from Brighthouse/Artisan Mid Cap Value Portfolio to Invesco Value Opportunities Portfolio.

In connection with the appointment of Invesco as subadviser to the Portfolio, the Previous Subadvisory Agreement was terminated as of June 1, 2026, and as of that date, Artisan no longer served as subadviser to the Portfolio. As discussed below, there are various differences between the Previous Subadvisory Agreement and the New Subadvisory Agreement. As with the Previous Subadvisory Agreement, the Portfolio does not pay the subadvisory fee under the New Subadvisory Agreement. BIA continues to serve as the Portfolio’s investment adviser pursuant to the Management Agreement between the Trust and BIA relating to the Portfolio.

As a result of the approval of the New Subadvisory Agreement, effective June 1, 2026, Invesco replaced Artisan as the subadviser to the Portfolio. Supplements to the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information were filed on May 29, 2026 to reflect the change of subadviser. Unless otherwise noted in the supplements, all references to Artisan with respect to the Portfolio in the Summary Prospectus, Prospectus and Statement of Additional Information, as amended, relating to the Portfolio were replaced with Invesco, as appropriate.

II.	The Previous and New Subadvisory Agreements

The Previous Subadvisory Agreement

The Previous Subadvisory Agreement provided that it would remain in effect, unless otherwise terminated, for a period of one year from the effective date and would continue in effect for successive periods of one year thereafter only so long as the Board, including a majority of the Independent Trustees, or a majority of the outstanding voting securities of the Portfolio specifically approved its continuance at least annually. The Previous Subadvisory Agreement could be terminated at any time, without the payment of any penalty, by the Board or by the vote of a majority of the outstanding voting securities of the Portfolio, upon sixty days’ prior written notice to Artisan; by BIA, if approved by the Board, upon sixty days’ prior written notice to Artisan; or by Artisan upon sixty days’ prior written notice to BIA and the Portfolio. The Previous Subadvisory Agreement also terminated automatically in the event of its assignment or upon termination of the Management Agreement.

The Previous Subadvisory Agreement also generally provided that absent willful misfeasance, bad faith, reckless disregard or gross negligence of Artisan in the performance of any of its duties or obligations under the Previous Subadvisory Agreement, Artisan would not be liable for any act or omission in the course of, or connected with, rendering services under the Previous Subadvisory Agreement. The Previous Subadvisory Agreement did not contain a provision addressing BIA’s liability to Artisan.

Under the Previous Subadvisory Agreement, BIA paid a subadvisory fee to Artisan, based on the average daily net assets of the Portfolio, consisting of a monthly fee computed at the annual rate of 0.38% of the first $500 million, 0.34% of the next $500 million and 0.30% of the excess over $1 billion. For the fiscal year ended December 31, 2025, BIA paid Artisan $2,427,323 in aggregate subadvisory fees with respect to the Portfolio.

The Previous Subadvisory Agreement was last approved by the Board, including by a separate vote of the Independent Trustees, at a meeting held on November 20-21, 2025. The Portfolio’s shareholders approved a subadvisory agreement dated May 1, 2009 by and between BIA and Artisan with respect to the Portfolio on April 30, 2009 in connection with the appointment of Artisan as subadviser to the Portfolio. Pursuant to the terms of the Order, the Previous Subadvisory Agreement was not required to be approved by the Portfolio’s shareholders.

The New Subadvisory Agreement

The New Subadvisory Agreement for the Portfolio with respect to Invesco is attached as Exhibit 2 to this Information Statement. The material differences in the terms of the New Subadvisory Agreement and the Previous Subadvisory Agreement are described below under “Material Differences between the Previous Subadvisory Agreement and the New Subadvisory Agreement.”

The New Subadvisory Agreement provides that it will remain in effect, unless sooner terminated, for a period of one year from the effective date, and thereafter for successive periods of one year only so long as the Board, including a majority of the Independent Trustees, or a majority of the outstanding voting securities of the Portfolio, specifically approves its continuance at least annually. The New Subadvisory Agreement can be terminated at any time, without the payment of any penalty, by the Board, by BIA, or by the vote of a majority of the outstanding voting securities of the Portfolio upon sixty days’ prior written notice to Invesco, or by Invesco upon ninety days’ prior written notice to BIA, or upon shorter notice as mutually agreed upon. The New Subadvisory Agreement will also terminate automatically and immediately in the event of its assignment, except as otherwise provided by any rule of, or action by, the SEC, or upon termination of the Management Agreement.

The New Subadvisory Agreement also generally provides that Invesco will not be liable for any losses incurred by BIA or the Trust absent (i) willful misconduct, bad faith, reckless disregard or gross negligence of Invesco in the performance of any of its duties or obligations under the New Subadvisory Agreement or (ii) certain material misstatements or omissions made in reliance upon information furnished to BIA or the Trust by Invesco. The New Subadvisory Agreement likewise provides that BIA and the Trust will not be liable for any losses incurred by Invesco, except that BIA will indemnify Invesco for actions arising out of (i) willful misconduct, bad faith, reckless disregard or gross negligence of BIA in the performance of any of its duties or obligations under the New Subadvisory Agreement or (ii) certain material misstatements or omissions (unless made in reliance upon information furnished to BIA by Invesco).

Subadvisory Fee

Under the New Subadvisory Agreement, BIA pays a subadvisory fee to Invesco, based on the average daily net assets of the Portfolio, consisting of a monthly fee computed at the annual rate of 0.38% on the first $350 million of such assets and 0.36% on such assets over $350 million. For the purpose of calculating the subadvisory fee for the portfolios for which BIA has engaged Invesco to act as subadviser, which currently include the Portfolio, Invesco Balanced-Risk Allocation Portfolio, Invesco Comstock Portfolio, Invesco Small Cap Growth Portfolio, and Invesco Global Equity Portfolio (collectively, with the intent to include any portfolios for which BIA engages Invesco to act as subadviser at any given point in time, the “Invesco Subadvised Portfolios”), Invesco applies the following fee discount to the fee computed under the schedule described above based on the average daily aggregate net assets of the Invesco Subadvised Portfolios when the amount of aggregate assets in the Invesco Subadvised Portfolios is $2.5 billion or higher: 1.5% fee reduction for assets between $0 billion and $2.5 billion, 3.0% fee reduction for assets between $2.5 billion and $5 billion, 5.0% fee reduction for assets between $5 billion and $7.5 billion, 7.5% fee reduction for assets between $7.5 billion and $10 billion, and 10% fee reduction for assets greater than $10 billion. When the amount of aggregate assets in the Invesco Subadvised Portfolios is less than $2.5 billion, the foregoing fee discount does not apply.

Effective June 1, 2026 through April 28, 2028, BIA has contractually agreed to waive a portion of its investment advisory fee to reflect a portion of the savings from the difference between the subadvisory fee payable by BIA to Invesco under the New Subadvisory Agreement and the subadvisory fee that would have been payable by BIA to Artisan under the Previous Subadvisory Agreement.

For the fiscal year ended December 31, 2025, BIA paid Artisan $2,427,323 in aggregate subadvisory fees with respect to the Portfolio under the Previous Subadvisory Agreement. If the New Subadvisory Agreement had been in effect during the fiscal year ended December 31, 2025, the fee payable by BIA to Invesco with respect to the Portfolio would have been $2,371,528 (based on the effective subadvisory fee rate determined by reference to the average net assets of the Invesco Subadvised Portfolios over the period). The difference between such amounts represents a decrease of 2%.

As with the Previous Subadvisory Agreement, the Portfolio does not pay the subadvisory fees under the New Subadvisory Agreement. Under the Management Agreement, the fees payable to BIA by the Portfolio at current asset levels, before consideration of the effect of any voluntary or contractual advisory fee waiver by BIA, are the same as they were when Artisan subadvised the Portfolio.

Effective Date

The New Subadvisory Agreement was approved by the Board, including by a separate vote of the Independent Trustees, at the May Meeting, and its effective date was as of June 1, 2026.

Material Differences between the Previous Subadvisory Agreement and the New Subadvisory Agreement

Below is a summary description of other material differences between the Previous Subadvisory Agreement and the New Subadvisory Agreement, in addition to those described above (e.g., subadviser, subadvisory fee, termination, liability).

The Previous Subadvisory Agreement contained a provision stating that Artisan would not be responsible for advising or acting on behalf of BIA, the Trust, or the Portfolio with respect to legal proceedings, including class action lawsuits and bankruptcy proceedings, involving securities purchased or held in the Portfolio. The New Subadvisory Agreement does not contain a comparable provision. Instead, the New Subadvisory Agreement contains a provision requiring each of Invesco and BIA to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under the New Subadvisory Agreement.

The Previous Subadvisory Agreement required Artisan to bear expenses relating to the preparation, filing and mailing of any prospectus supplement or other required regulatory filing, exclusive of annual updates, required as a result of actions taken by Artisan. The New Subadvisory Agreement requires Invesco to bear all reasonable expenses of the Trust arising out of (i) any assignment or change in control of Invesco, including reimbursement of reasonable costs associated with preparing, printing and mailing information statements, and (ii) changes in key personnel who are either the portfolio manager(s) of the Portfolio or senior management of Invesco, including reimbursement of reasonable costs associated with preparing, printing and mailing prospectus supplements, if such changes involve personnel who are identified in the prospectus or Statement of Additional Information.

The Previous Subadvisory Agreement required Artisan, upon BIA’s request, to provide reasonable and good faith fair valuations for any securities in the Portfolio for which the Portfolio’s pricing agent determined current market quotations were not readily available or reliable. The New Subadvisory Agreement requires Invesco to provide reasonable assistance in determining the fair value of all securities and other investments/assets in the Portfolio as necessary, and to use reasonable efforts to arrange for the provision of valuation information or a price from a party independent of Invesco for each security or other investment/asset in the Portfolio for which market prices are not readily available or not reliable.

The New Subadvisory Agreement contains indemnification provisions generally requiring each of Invesco and BIA to indemnify and hold harmless the other party against losses arising out of (i) Invesco’s or BIA’s (as applicable) willful misconduct, bad faith, reckless disregard or gross negligence, or (ii) certain material misstatements or omissions of a material fact. There are no explicit indemnification provisions in the Previous Subadvisory Agreement.

The Previous Subadvisory Agreement is governed by the laws of the Commonwealth of Massachusetts, while the New Subadvisory Agreement is governed by the laws of the State of Delaware.

In addition, the New Subadvisory Agreement contains representations relating to Invesco’s registration as a commodity trading advisor under the Commodity Exchange Act, as amended, and other provisions for which there were no comparable provisions under the Previous Subadvisory Agreement, including provisions:

•

requiring Invesco to maintain procedures regarding the use of derivatives and to provide such certifications and reports regarding the use of derivatives as may be reasonably requested by the Trust or BIA;

•

requiring Invesco or one of its affiliates to be responsible for the preparation and filing of Schedules 13D and 13G and Forms 13F reporting securities and other investments owned by the Portfolio, if required;

•	governing the confidential treatment of information and advice furnished by any party to the other, subject to certain exceptions; and

•

permitting Invesco to employ an affiliate or third party to perform accounting, administrative, reporting, ancillary or information management services required to perform its functions under the New Subadvisory Agreement.

III.	Board Considerations

At the May Meeting, the Board, including a majority of the Independent Trustees under the 1940 Act, approved the New Subadvisory Agreement between BIA and Invesco for the Portfolio. The Board approved the Agreement, replacing Artisan with Invesco. Invesco commenced serving as the subadviser on June 1, 2026.

In assessing BIA’s recommendation to approve the New Subadvisory Agreement, the Board reviewed a variety of materials provided by BIA and Invesco relating to the Portfolio, including fee and expense information, performance information of the Invesco Value Opportunities strategy, and other information regarding the nature, extent and quality of services to be provided by Invesco under the New Subadvisory Agreement. During the May Meeting, representatives of BIA and Invesco responded to questions from the Independent Trustees. The Independent Trustees also considered the approval of the New Subadvisory Agreement in executive session with their independent legal counsel at which no representatives of BIA or Invesco were present.

At the May Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services to be provided by Invesco supported the approval of the New Subadvisory Agreement. The Board also concluded that the fees to be paid to Invesco appeared to be reasonable in light of the nature, extent, and quality of the services provided by Invesco. Further, the Board concluded that the information provided by Invesco related to its profitability in providing services under the New Subadvisory Agreement generally supported the approval of the New Subadvisory Agreement. The Board reviewed the extent to which the subadvisory advisory fees may facilitate the sharing of economies of scale with investors and concluded that those considerations generally supported the approval of the New Subadvisory Agreement. Finally, the Board considered BIA’s recommendation that it approve the New Subadvisory Agreement.

In approving the New Subadvisory Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee, in the exercise of their business judgment, placed varying degrees of importance on the various pieces of information that were provided to them. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the Portfolio.

Nature, extent and quality of services. With respect to the services to be provided by Invesco, the Board considered a variety of information that was provided by BIA and Invesco. The Board considered Invesco’s investment process and Invesco’s overall organization and business, and the investment performance experienced by the Invesco Value Opportunities strategy (as described in more detail below). The Board took into account that Invesco’s responsibilities would include, among other things, the development and maintenance of an investment program for the Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, Invesco’s staffing with respect to the management of the Portfolio and other information relating to Invesco’s business and operations. The Board also considered Invesco’s overall resources and information with respect to any recent turnover of key personnel at Invesco. The Board reviewed Invesco’s investment experience, as well as information provided regarding Invesco’s personnel who would provide services to the Portfolio. The Board also considered, among other things, information about Invesco’s compliance and risk management program, including any compliance matters involving Invesco that had been brought to the Board’s attention during the year with respect to the portfolios of Brighthouse Funds Trust I that were managed by Invesco, as well as Invesco’s trading practices and BIA’s assessment of the financial condition of Invesco.

Performance. The Board took into account the proposed changes to the investment strategy of the Portfolio such that the Portfolio would be managed in accordance with the Invesco Value Opportunities strategy, and the Board considered the performance information for comparable funds managed by Invesco.

Fees and Expenses. The Board gave consideration to the proposed subadvisory fees payable to Invesco under the New Subadvisory Agreement. The Board considered the differences in the contractual rate of subadvisory fees payable to Invesco at various assets levels with the contractual rate of subadvisory fees payable to Artisan under the Previous Subadvisory Agreement. The Board noted that the rate payable to Invesco would be lower at current asset levels due to a relationship discount.

The Board noted that the subadvisory fee for the Portfolio would be paid by BIA, not the Portfolio, out of the advisory fee, and that, in the case of Invesco, which is unaffiliated with BIA, BIA negotiates the fee at arm’s length. The Board reviewed a report that was prepared by JDL Consultants, an independent organization, for the Portfolio, which included various comparisons of the Portfolio’s fees and expenses with those of its peers.

The Board also considered that BIA had contractually agreed to waive a portion of its management fee to reflect the savings from the subadvisory fee reduction. The Board further considered the amount of the subadvisory fee to be paid out by BIA and the amount of the management fees that it would retain in light of the services performed by Invesco and BIA, respectively.

Profitability. The Board considered Invesco’s response regarding the anticipated profitability to Invesco from its subadvisory services to the Portfolio. The Board acknowledged the arms-length nature of the relationship between BIA and Invesco with respect to the negotiation of the subadvisory fee rate on behalf of the Portfolio, and that BIA, and not the Portfolio, was responsible for paying the fee under the New Subadvisory Agreement.

Economies of scale. The Board also considered the probable effect of the Portfolio’s growth in size on its performance and fees. The Board noted that Invesco’s subadvisory fee contains breakpoints that reduce the fee rate above specified asset levels. The Board also considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board also generally noted that if the Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered whether there were other benefits that may be realized by Invesco and its affiliates from their relationship with the Trust.

IV.	The Subadviser

Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Today, Invesco advises or manages investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco is an indirect wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2025, Invesco Ltd. managed approximately $2.17 trillion in assets. The principal address of Invesco Ltd. and Invesco is 1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309.

Jonathan Edwards, CFA, Portfolio Manager (Lead), has been portfolio manager of the Portfolio since June 2026 and has been associated with Invesco and/or its affiliates since 2001.

Jonathan Mueller, CFA, Portfolio Manager, has been portfolio manager of the Portfolio since June 2026 and has been associated with Invesco and/or its affiliates since 2001.

Following is a list of the directors and principal executive officers of Invesco and their principal occupations. The address of each person listed, unless noted otherwise, is: c/o Invesco Advisers, Inc., 1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309.

Name	Principal Occupation at Invesco
Tony Wong	Chairman, Director, President, and Chief Executive Officer
Laura A. Dukes	Director
Jeffery H. Kupor	Director
Todd Kuehl	Chief Compliance Officer
Terry G. Vacheron	Chief Financial Officer
Mark W. Gregson	Chief Accounting Officer and Controller
Greg Ketron	Treasurer

Invesco acts as investment adviser or subadviser to the following mutual funds that have investment objectives similar to those of the Portfolio:

AS OF DECEMBER 31, 2025

Name of Comparable Fund	Annual Fee Schedule (as a % of average daily net assets)	Account Type	Assets under Management
Invesco Value Opportunities Fund	0.695% first $250 million 0.67% next $250 million 0.645% next $500 million 0.61% next $1.5 billion 0.56% next $3.5 billion 0.545% next $4 billion 0.52% over $10 billion	Retail	$6,324,736,397

Invesco V.I. American Value Fund	0.695% first $250 million 0.67% next $250 million 0.645% next $500 million 0.62% next $1.5 billion 0.595% next $2.5 billion 0.57% next $2.5 billion 0.545% next $2.5 billion 0.52% over $10 billion	Variable Insurance	$389,736,080

V.	Changes in the Portfolio’s Investment Objective, Investment Strategies, and Risks

Under Invesco’s management, the investment objective of the Portfolio has changed from “long-term capital growth” to “total return through growth of capital and current income.” There are also changes to the Portfolio’s principal investment strategies and principal risks under Invesco’s management. Please see the supplement dated May 29, 2026 to the Portfolio’s prospectus dated April 27, 2026, attached as Exhibit 1 to this Information Statement for more information.

VI.	Portfolio Transactions

Subject to the supervision and control of BIA and the Board, Invesco is responsible for decisions to buy and sell securities for the Portfolio’s account and for the placement of its portfolio business with broker-dealers and the negotiation of commissions, if any, paid on such transactions. Invesco is responsible for effecting the Portfolio’s portfolio transactions and will do so in a manner deemed fair and reasonable and not according to any formula. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange. In selecting a broker through which to place orders for the purchase and sale of equity securities, Invesco considers a number of factors.

Generally, Invesco only places portfolio transactions with a broker that it believes is financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best execution for the transaction. In negotiating commission rates, Invesco will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such information. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

Certain equity securities are traded in the over-the-counter market. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. This does not mean that the lowest available brokerage commission will be paid. Although from time to time the Portfolio might pay a commission on a transaction involving a fixed-income security, transactions involving fixed-income securities are typically conducted directly with a dealer or other counterparty (principal transaction), and no commission is paid.

In selecting brokers to effect transactions for the Portfolio, Invesco may consider the brokerage and research services provided by a broker. Invesco may cause the Portfolio to pay a broker that provides brokerage and research services an amount of commission for effecting a securities transaction for the Portfolio in excess of the amount another broker would have charged for effecting the same portfolio transaction. The practice of using the Portfolio’s commission dollars to pay for brokerage and research services is sometimes referred to as “soft dollars.” Invesco must determine in good faith that such higher commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker viewed in terms of that particular transaction or Invesco’s overall responsibilities to the Portfolio and its other clients. Invesco’s authority to cause the Portfolio to pay a higher commission is subject to the brokerage policies the Board may adopt from time to time.

The Board has approved a Statement of Directed Brokerage Policies and Procedures for Reducing Trust Expenses (the “Statement”). Under the Statement, the Trust may cause the Portfolio to effect securities transactions through brokers in a manner that would help to generate resources to pay the cost of certain expenses which the Portfolio is required to pay or for which the Portfolio is required to arrange payment (“Directed Brokerage”). The Board will review the levels of Directed Brokerage for the Portfolio on a quarterly basis.

For the year ended December 31, 2025, the Portfolio paid $281,165 in brokerage commissions. For the year ended December 31, 2025, the Portfolio did not pay any brokerage commissions to affiliated brokers.

VII.	Portfolio’s Ownership Information

As of the Record Date, the total number of Class A, Class B and Class E shares of the Portfolio outstanding was 2,254,287, 1,312,011 and 232,843, respectively.

Metropolitan Life Insurance Company, New England Life Insurance Company, Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and Metropolitan Tower Life Insurance Company and their respective affiliates (individually an “Insurance Company” and collectively the “Insurance Companies”), through their separate accounts, and Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio, Brighthouse Asset Allocation 80 Portfolio, Brighthouse Asset Allocation 100 Portfolio, and Brighthouse Balanced Plus Portfolio are the record owners of all of the Portfolio’s shares. All of the shares of Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio, Brighthouse Asset Allocation 80 Portfolio, Brighthouse Asset Allocation 100 Portfolio, and Brighthouse Balanced Plus Portfolio are owned by the Insurance Companies or their separate accounts.

As of the Record Date, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of beneficial interest of each class of the Portfolio. To the Trust’s knowledge, no contract owner, as of the Record Date, was entitled to give voting instructions to an Insurance Company with respect to 5% or more of a class of the Portfolio’s outstanding shares. As of the Record Date, the portfolios listed below were the record owners of 5% or more of a class of the Portfolio’s outstanding shares. The address of each portfolio listed below is c/o Brighthouse Funds Trust I, 11225 North Community House Road, Charlotte, North Carolina 28277.

Invesco Value Opportunities Portfolio – Class A	Number of Shares	Percentage of Class
Brighthouse Asset Allocation 60 Portfolio	127,701.620	5.66%
Brighthouse Asset Allocation 80 Portfolio	120,018.211	5.32%
Brighthouse Balanced Plus Portfolio - Class B	418,813.037	18.58%

VIII.	Shareholders Sharing the Same Address

As permitted by law, only one copy of this Information Statement may be delivered to Contract Owners residing at the same address, unless such Contract Owners have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy of this Information Statement, please contact the Trust by writing to the Trust at 11225 North Community House Road, Charlotte, North Carolina 28277, or by calling 1-800-882-1292. The Trust will then promptly deliver, upon request, a separate copy of this Information Statement to any Contract Owner residing at an address to which only one copy was mailed. Contract Owners wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and Contract Owners sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Exhibit 1

BRIGHTHOUSE FUNDS TRUST II

SUPPLEMENT DATED MAY 29, 2026

TO THE

PROSPECTUS

DATED APRIL 27, 2026, AS SUPPLEMENTED

BRIGHTHOUSE/ARTISAN MID CAP VALUE PORTFOLIO

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY AND

NAME

The Board of Trustees of Brighthouse Funds Trust II (the “Trust”) has approved the following changes with respect to Brighthouse/Artisan Mid Cap Value Portfolio (the “Portfolio”): (1) changing the subadviser for the Portfolio from Artisan Partners Limited Partnership (“Artisan”) to Invesco Advisers, Inc. (“Invesco”) effective on or about June 1, 2026, pursuant to a new subadvisory agreement between the Trust’s investment adviser, Brighthouse Investment Advisers, LLC, and Invesco; (2) changing the name of the Portfolio to Invesco Value Opportunities Portfolio effective on or about June 1, 2026; and (3) removing the Portfolio’s policy to invest at least 80% of the Portfolio’s net assets in the common stocks of medium-sized companies (the “80% Policy”) effective July 31, 2026.

In connection with the foregoing, the following changes will be made:

	Current	Changes	Effective Date
Portfolio Name	“Brighthouse/Artisan Mid Cap Value Portfolio”	The Portfolio’s name will change to “Invesco Value Opportunities Portfolio”	June 1, 2026

80% Policy

“Artisan Partners Limited Partnership (“Artisan Partners” or “Subadviser”), subadviser to the Portfolio, invests at least 80% of the Portfolio’s net assets in the common stocks of medium-sized companies.”

		The Portfolio’s 80% Policy will be eliminated.	July 31, 2026

Also, in connection with the foregoing, effective June 1, 2026:

(1)

Except as otherwise noted below, all references to the former name of the Portfolio contained in the Prospectus will change to the Portfolio’s new name and all references to Artisan as the Portfolio’s subadviser contained in the Prospectus will change to Invesco. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to Artisan as the Portfolio’s subadviser and to the Portfolio by its former name in their forms and communications until such documents can be revised.

(2)	The following changes will be made to the Portfolio’s Prospectus:

In the Portfolio Summary, the information in the section entitled “Investment Objective” is deleted in its entirety and replaced with the following:

Total return through growth of capital and current income.

In the Portfolio Summary, the information in the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Invesco Advisers, Inc. (“Invesco” or “Subadviser”), subadviser to the Portfolio, invests the Portfolio’s assets, under normal circumstances, in a portfolio of common stocks, preferred stocks and convertible securities.

Invesco will consider selling a security if a more attractive investment opportunity is identified, if a security is trading near or above the portfolio managers’ estimate of intrinsic value, or if there is a fundamental deterioration in business prospects that results in inadequate upside potential to estimated intrinsic value.

The Portfolio seeks to achieve strong long-term performance by constructing a diversified portfolio believed by Invesco to offer value content greater than the broad market, as measured by the Portfolio’s aggregate discount to Invesco’s estimated intrinsic value of the Portfolio. The investment process is fundamental in nature and focused on individual issuers as opposed to macroeconomic forecasts or specific industry exposure. The portfolio construction process is intended to preserve and grow the estimated intrinsic value of the Portfolio rather than mirror the composition or sector weights of any benchmark.

The Portfolio may invest in securities of issuers of any market capitalization; however, under normal market conditions, it invests a substantial portion of its assets in securities of mid-capitalization issuers. The Portfolio considers an issuer to be a mid-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of market capitalizations included in the Russell Midcap® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. An issuer’s “market capitalization” is the value of its outstanding stock.

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers including securities of issuers located in emerging market countries, i.e., those that are generally in the early stages of their industrial cycle, and depositary receipts.

The Portfolio may invest up to 10% of its net assets in real estate investment trusts (“REITs”).

The Portfolio can invest in derivative instruments including forward foreign currency contracts, futures contracts and options. The Portfolio can use forward foreign currency contracts to seek to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated or otherwise manage exposure to foreign currency exchange risk. The Portfolio can use futures contracts, including index futures, to seek exposure to certain asset classes. The Portfolio can use options to seek investment return or to mitigate risk and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Portfolio emphasizes a value style of investing, seeking undervalued companies believed by Invesco to possess the potential for capital growth. In selecting securities, Invesco emphasizes the following characteristics, although not all investments will have these attributes:

•	Buy businesses trading at a significant discount to Invesco’s estimate of intrinsic value. Invesco believes intrinsic value represents the fair economic worth of the business.

•

Emphasize quality businesses with potential to grow intrinsic value over time. The Portfolio primarily seeks issuers believed by Invesco to have solid growth prospects, the ability to earn an attractive return on invested capital and a management team that exhibits intelligent capital allocation skills.

As a result of the Portfolio’s stock selection process, a significant portion of the Portfolio’s assets may be invested in companies within the same industries or sectors of the market.

In the Portfolio Summary, the section entitled “Principal Risks” is revised to add the following disclosure immediately before the subsection entitled “Focused Investment Risk”:

Foreign Investment Risk. Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.

Emerging Markets Risk. In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Convertible Securities Risk. Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer, or the Portfolio may be forced to convert a convertible security, at a time and a price that is disadvantageous to the Portfolio.

Derivatives Risk. The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.

Real Estate Investment Risk. Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.

Forward and Futures Contract Risk. The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in derivatives traded on markets outside the United States.

In the Portfolio Summary, the following disclosure is added at the end of the first paragraph of the section entitled “Past Performance”:

Effective June 1, 2026, Invesco became the subadviser to the Portfolio. Investment performance prior to that date may not be representative of the performance the Portfolio would have achieved had Invesco been its subadviser and had its current principal investment strategies then been in effect.

In the Portfolio Summary, the Average Annual Total Return Table in the section entitled “Past Performance” is deleted in its entirety and replaced with the following:

Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	1.82%	7.04%	8.32%
Class B	1.57%	6.77%	8.05%
Class E	1.67%	6.88%	8.16%
S&P 500 Index* (reflects no deduction for mutual fund fees or expenses)	17.88%	14.42%	14.82%
Russell 3000 Growth Index (reflects no deduction for mutual fund fees or expenses)	17.15%	13.15%	14.29%
Russell Midcap Value Index (reflects no deduction for mutual fund fees or expenses)	11.05%	9.83%	9.78%

*

Effective June 1, 2026, the S&P 500® Index replaced the Russell 3000® Index as the Portfolio’s broad-based securities market index. This change to the Portfolio’s broad-based securities market index was made because the S&P 500® Index better reflects the broad market segment(s) in which the Portfolio invests.

In the Portfolio Summary, the disclosure regarding the Portfolio’s subadviser and portfolio managers in the section entitled “Management” is deleted in its entirety and replaced with the following:

Subadviser. Invesco Advisers, Inc. is the subadviser to the Portfolio.

Portfolio Managers. Jonathan Edwards, CFA, Portfolio Manager (Lead), and Jonathan Mueller, CFA, Portfolio Manager, have managed the Portfolio since June 2026.

The section entitled “Principal Risks of Investing in the Portfolio” is revised to add the following disclosure immediately before the subsection entitled “Focused Investment Risk”:

Foreign Investment Risk

Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.

Emerging Markets Risk

Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will. In certain emerging market countries, certain governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payments of dividends.

The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries. The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes. Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.

Convertible Securities Risk

Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit and counterparty risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio. The Portfolio also may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Portfolio’s return. The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Nearly all debt securities, including debt securities that are convertible into equity securities, are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. Government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. Government agency, instrumentality, or corporation; or otherwise supported by the United States. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if an issuer’s or a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

Convertible securities subject the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

The values of convertible securities are subject to change when prevailing interest rates change. The value of convertible securities tends to decline when prevailing interest rates rise and, conversely, tends to increase when interest rates go down. As the value of the common stock underlying a convertible security declines, the convertible security’s sensitivity to changes in prevailing interest rates tends to increase. The income generated by convertible securities tends to decline when prevailing interest rates decline and, conversely, increase when interest rates rise.

Derivatives Risk

The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument may be substantially offset by the gains on the hedged security or asset. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the market risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other instruments. Derivatives may not perform as intended, and as a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.

Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.

Real Estate Investment Risk

Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.

Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.

Forward and Futures Contract Risk

The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so.

Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).

The Portfolio will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. The Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or held by a clearinghouse. For example, in the event of an insolvency of the futures commission merchant, the Portfolio may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or realize the value of any increase in the price of its positions. The Commodity Futures Trading Commission (the “CFTC”), certain foreign regulators and many futures exchanges have established (and continue to evaluate and revise) speculative position limits, referred to as “position limits” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Portfolio does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the Subadviser and its affiliates may be aggregated for this purpose. Therefore, trading decisions of the Subadviser may have to be modified and positions held by the Portfolio may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Portfolio. A violation of position limits could also lead to regulatory action materially adverse to the Portfolio’s investment strategy. The Portfolio may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts. It is possible that, as a result of such limits, the Subadviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the Subadviser or by the Subadviser or its affiliates themselves.

Futures contracts traded on markets outside the United States are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Portfolio may not be afforded the same protections as are afforded those payments in the United States, including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.

In the section entitled “Additional Information About the Portfolio’s Investment Strategies,” the information in the subsection entitled “Index Description” is deleted in its entirety and replaced with the following:

The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies designed to represent approximately 98% of the investable U.S. equity market.

The Russell Midcap® Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000® Index) with lower price- to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

The subsection entitled “Additional Information About Management – Contractual Fee Waiver” is deleted in its entirety and replaced with the following:

BIA has contractually agreed, for the period June 1, 2026 through April 28, 2028, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.730% of the first $350 million of the Portfolio’s average daily net assets, 0.710% of the next $150 million, 0.730% of the next $500 million, and 0.710% of such assets over $1 billion. This arrangement may be modified or discontinued prior to April 28, 2028, only with the approval of the Board of Trustees of the Portfolio. Prior to this arrangement, beginning May 1, 2026, BIA had contractually agreed to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.730% of the first $500 million of the Portfolio’s average daily net assets, 0.710% of the next $500 million and 0.650% of such assets over $1 billion.

In the subsection entitled “Additional Information About Management – The Subadviser,” the third through fifth paragraphs are deleted in their entirety and replaced with the following:

BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Portfolio’s former subadviser an investment subadvisory fee of 0.37% of the Portfolio’s average daily net assets.

INVESCO ADVISERS, INC., 1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309, is the Subadviser to the Portfolio. Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Today, Invesco advises or manages investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco is an indirect wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2025, Invesco Ltd. managed approximately $2.17 trillion in assets.

The following Invesco individuals are responsible for the day-to-day management of the Portfolio:

Jonathan Edwards, CFA, Portfolio Manager (Lead), has been portfolio manager of the Portfolio since June 2026 and has been associated with Invesco and/or its affiliates since 2001.

Jonathan Mueller, CFA, Portfolio Manager, has been portfolio manager of the Portfolio since June 2026 and has been associated with Invesco and/or its affiliates since 2001.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE

Exhibit 2

INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made as of this 1st day of June, 2026, by and between Invesco Advisers, Inc., a Delaware corporation (the “Subadviser”), and Brighthouse Investment Advisers, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Adviser serves as investment manager of Brighthouse Funds Trust II (the “Trust”), a statutory trust which has filed a registration statement (the “Registration Statement”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933, as amended (the “1933 Act”) pursuant to a management agreement dated August 4, 2017, as amended from time to time (the “Management Agreement”); and

WHEREAS, the Trust is comprised of several separate investment portfolios, one of which is the Invesco Value Opportunities Portfolio (the “Portfolio”); and

WHEREAS, the Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Adviser in performing investment advisory services for the Portfolio; and

WHEREAS, the Subadviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Adviser.

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Subadviser. The Adviser hereby employs the Subadviser, subject to the supervision of the Adviser, to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Board of Trustees, for the period and on the terms hereinafter set forth. The Subadviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Portfolio or the Trust in any way. The Subadviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio, provided the Subadviser receives express agreement and consent of the Adviser and/or the Board of Trustees to execute futures account agreements, ISDA Master Agreements and other documents related thereto, which consent shall not be unreasonably withheld. In such respect, and only for this limited purpose the Subadviser shall act as the Adviser’s and the Trust’s agent and attorney-in-fact. The Subadviser, a registered commodity trading advisor (“CTA”) under the Commodity Exchange Act, as amended, will provide commodity interest trading advice to the Portfolio as if it was exempt from registration as a CTA with respect to the Portfolio pursuant to Commodity Futures Trading Commission Rule 4.14(a)(8).

Copies of the Trust’s Registration Statement and Agreement and Declaration of Trust and Bylaws (collectively, the “Charter Documents”), each as currently in effect, have been or will be delivered to the Subadviser. The Adviser agrees, on an ongoing basis, to notify the Subadviser of each change in the fundamental and non-fundamental investment policies and restrictions of the Portfolio as promptly as practicable and to provide to the Subadviser as promptly as practicable copies of all amendments and supplements to the Registration Statement and amendments to the Charter Documents. The Adviser will promptly provide the Subadviser with any procedures applicable to the Subadviser adopted from time to time by the Trust’s Board of Trustees and agrees to promptly provide the Subadviser copies of all amendments thereto.

The Adviser shall timely furnish the Subadviser with such additional information as may be reasonably requested by the Subadviser to perform its responsibilities pursuant to this Agreement. The Adviser shall reasonably cooperate with the Subadviser in setting up and maintaining brokerage accounts, futures accounts, and other accounts the Subadviser deems advisable to allow for the purchase or sale of various forms of securities and other financial instruments pursuant to this Agreement.

2. Obligations of and Services to be Provided by the Subadviser. The Subadviser undertakes to provide the following services to the Portfolio and to assume the following obligations:

a.	The Subadviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Adviser, subject to and in accordance with:

i.

the investment objective, policies and restrictions of the Portfolio set forth in the Trust’s Registration Statement and the Charter Documents, as such Registration Statement and Charter Documents may be amended from time to time;

ii.

the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapter M and Section 817(h) of the Internal Revenue Code (the “Code”), including but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

iii.	any written instructions, policies and guidelines which the Adviser or the Trust’s Board of Trustees may issue from time-to-time, all as from time to time in effect; and

iv.

with all applicable provisions of law, including without limitation all applicable provisions of the 1940 Act the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission (“SEC”) (“SEC Positions”).

b.

In furtherance of and subject to the foregoing, the Subadviser shall make all determinations with respect to the purchase and sale of portfolio securities and other financial instruments and shall take such action necessary to implement the same.

c.

The Subadviser shall render such reports to the Trust’s Board of Trustees, the Adviser and the Adviser’s administrator as they may reasonably request from time to time concerning the investment activities of the Portfolio, including without limitation all material as reasonably may be requested by the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Trust’s Board of Trustees, the Adviser and the administrator at their reasonable request.

d.

Unless the Adviser gives the Subadviser written instructions to the contrary the Subadviser shall, in accordance with its proxy voting guidelines and procedures in effect from time to time and in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio’s shareholders vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio. The Adviser agrees to instruct the Portfolio’s custodian to forward all proxy materials and related shareholder communications to the designee provided by the Subadviser promptly upon receipt.

e.

Absent instructions from the Adviser to the contrary and to the extent provided in the Trust’s Registration Statement, as such Registration Statement may be amended from time to time, the Subadviser or one of its affiliates shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select, including affiliates of the Subadviser provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act.

f.	To the extent consistent with applicable law and then current SEC Positions and absent instructions from the Adviser to the contrary, purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliates. In the selection of brokers or dealers or other execution agents and the placing of orders for the purchase and sale of portfolio investments for the Portfolio, the Subadviser shall seek to obtain for the Portfolio the best execution available. In using its best efforts to obtain for the Portfolio the best execution available, the Subadviser, bearing in mind the Portfolio’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, breadth of the market in the security; price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience, execution capability, and financial stability of the broker or dealer involved; and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Board of Trustees and Adviser may determine and applicable law, including any relevant SEC Positions, the Subadviser may cause the Portfolio to pay a broker or dealer that provides brokerage and research services to the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to the Portfolio and to other clients of the Subadviser or its affiliates as to which the Subadviser or its affiliates exercise investment discretion.

g.

In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Subadviser shall create and maintain all necessary records pertaining to the purchase and sale of securities and other financial instruments by the Subadviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the SEC, the Trust, the Adviser or any person retained by the Trust at all reasonable times. The Subadviser will furnish copies of such records to the Adviser or the Trust within a reasonable time after receipt of a request from either the Adviser or the Trust. Where applicable, such records shall be maintained by the Subadviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

h.

In accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Advisers Act and any rules thereunder by the Subadviser and its supervised persons. Further, the Subadviser reviews and shall continue to review, at least annually, its written policies and procedures and the effectiveness of their implementation and shall designate an individual (who is a supervised person) who is responsible for administering such policies and procedures.

i.	The Subadviser shall:

i.	Comply with the Trust’s written compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act;

ii.	Promptly provide to the Adviser copies of its “Annual Compliance Review and Report” (or a summary of the process and findings);

iii.

Unless prohibited by law, regulation or regulatory requirement, promptly notify the Adviser of any material non-routine contact from the SEC or other regulators or a Self-Regulatory Organization (“SRO”) (such as an examination, inquiry, investigation, institution of a proceeding, etc.) relating directly or indirectly to the Subadviser’s asset management business; and

iv.

Unless prohibited by law, regulation or regulatory requirement, promptly notify the Adviser of any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) relating directly or indirectly to the Portfolio, the Trust, the Adviser or the Subadviser of which it is aware and actions taken in response to issues or items raised by the SEC, an SRO or other regulators with respect to such material compliance matters.

j.

The Subadviser shall (1) maintain procedures regarding the use of derivatives, and (2) provide such certifications and reports regarding the use of derivatives as may be reasonably requested by the Trust or the Adviser.

k.

The Subadviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Adviser, the Trust, or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other financial instruments for the Portfolio; and (c) custodian fees and expenses.

l.

The Subadviser shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing of the Portfolio under Section 817(h) of the Code. The Subadviser shall provide timely notice each calendar quarter that such diversification was satisfied or if not satisfied, that corrections were made within 30 days of the end of the calendar quarter.

m.

The Subadviser or one of its affiliates shall be responsible for the preparation and filing of Schedules 13D and 13G and Forms 13F (as well as other filings triggered by ownership in securities and other investments under other applicable laws, rules and regulations) reporting securities and other investments owned by the Portfolio if required.

n.

The Subadviser shall provide reasonable assistance in determining the fair value of all securities and other investments/assets in the Portfolio as necessary, and, use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Subadviser for each security or other investment/asset in the Portfolio for which market prices are not readily available or not reliable. The Subadviser acknowledges that it has received a copy of the Trust’s Pricing Procedures and agrees to comply with the sections of the Trust’s Pricing Procedures applicable to subadvisers as in effect from time to time, and provide the services and information required of subadvisers thereunder with respect to the Portfolio. For the avoidance of doubt, the Subadviser is not the official valuation agent for the Portfolio.

o.

The Subadviser will notify the Trust and the Adviser of (i) any assignment of this Agreement or change of control of the Subadviser, as applicable, and (ii) any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser, in each case prior to or promptly after, such change. The Subadviser agrees to bear all reasonable expenses of the Trust, if any, arising out of any assignment by, or change in control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser. In the case of an assignment of this Agreement or a change in control, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing information statements to existing shareholders of the Portfolio. In the case of changes in key personnel, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing any supplements to the prospectus to existing shareholders of the Portfolio if such changes involve personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser identified in the prospectus or Statement of Additional Information.

p.

The Subadviser may, but is not obligated to, combine or “batch” orders for client portfolios to obtain best execution, to negotiate more favorable commission rates or to allocate equitably among the Subadviser’s and its affiliates’ clients differences in prices and commissions or other transaction costs that might have been obtained had such orders been placed independently. Under this procedure, transactions will be averaged as to price and transaction costs and typically will be allocated among the Subadviser’s clients in proportion to the purchase and sale orders placed for each client account on any given day. If the Subadviser cannot obtain execution on all the combined orders at prices or for transaction costs that the Subadviser believes are desirable, the Subadviser will allocate the securities the Subadviser does buy or sell as part of the combined orders by following the Subadviser’s order allocation procedures.

q.

In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Trust or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

3. Compensation of the Subadviser. In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Subadviser a fee at the annual rate set forth in Schedule A hereto. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Adviser is paid by the Portfolio pursuant to the Management Agreement. If the Subadviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Subadviser, the value of the Portfolio’s net assets allocated to the Subadviser by the Adviser shall be computed at the times and in the manner specified in the Trust’s Registration Statement.

4. Activities of the Subadviser. The services of the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others including other investment companies and accounts following the same investment strategy as the Portfolio and to engage in other activities, so long as the services rendered hereunder are not impaired and except as the Subadviser and the Adviser may otherwise agree from time to time in writing before or after the date hereof.

The Subadviser shall be subject to a written code of ethics adopted by it that conforms to the requirements of Rule 204A-1 of the Advisers Act and Rule 17j-1(b) of the 1940 Act.

5. Use of Names. The Subadviser hereby consents to the Portfolio being named the Invesco Value Opportunities Portfolio. The Adviser shall not use the name Invesco and any of the other names of the Subadviser or its affiliated companies and any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Subadviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser hereby approves all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission. The Subadviser shall not use the name of the Trust, the Adviser or any of their affiliates in any material relating to the Subadviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser hereby approves all uses of its or the Trust’s name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission. To the extent not required by applicable law and regulation, each party shall cease to use the name of the other party upon the termination of this Agreement.

The Adviser recognizes that from time to time trustees, officers and employees of the Subadviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name Invesco or any derivative or abbreviation thereof as part of their name, and that the Subadviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

6. Liability and Indemnification.

a.

Except as may otherwise be provided by the 1940 Act or any other applicable law, the Subadviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Subadviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Subadviser for, and the Subadviser shall indemnify and hold harmless, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) and the Trust (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Subadviser Indemnitees (as defined below) for use therein.

b.

Except as may otherwise be provided by the 1940 Act or any other applicable law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Subadviser as a result of any error of judgment or mistake of law by the Adviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Subadviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Subadviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Subadviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based upon (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser by a Subadviser Indemnitee for use therein.

7. Limitation of Trust’s Liability. The Subadviser acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in the Trust’s Charter Documents. The Subadviser agrees that any of the Trust’s obligations shall be limited to the assets of the Portfolio and that the Subadviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of or other series of the Trust.

8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of one year and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust’s Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Trust’s Board of Trustees, by the Adviser, or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days’ prior written notice to the Subadviser, or by the Subadviser upon 90 days’ prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement between the Adviser and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment, except as otherwise provided by any rule of, or action by, the SEC. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act and the rules, regulations and interpretations thereunder. This Agreement may be amended by written instrument at any time by the Subadviser and the Adviser, subject to approval by the Trust’s Board of Trustees and, if required by applicable SEC rules, regulations, or orders, a vote of a majority of the Portfolio’s outstanding voting securities.

9. Confidential Relationship. Any information and advice furnished by any party to this Agreement to the other party or parties shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule regulation or regulatory requirement. All information disclosed as required by law, rule regulation or regulatory requirement shall nonetheless continue to be deemed confidential except for information that is required to be publicly disclosed.

Confidential information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the recipient; (ii) is demonstrably known to the recipient prior to execution of this Agreement; (iii) is independently developed by the recipient through no wrongful act of the recipient in the ordinary course of business outside of this Agreement; or (iv) has been rightfully and lawfully obtained by recipient from any third party.

Notwithstanding anything to the contrary in the foregoing, to the extent that any market counterparty that the Subadviser transacts with requires information relating to the Portfolio (including, but not limited to, the identity and market value of the Portfolio), the Subadviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Portfolio in accordance with the terms of this Agreement.

10. Cooperation with Regulatory Authorities. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12. Custodian. The Portfolio assets shall be maintained in the custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Subadviser shall provide timely instructions directly to the custodian, in the manner and form as required by the agreement between the Trust and the custodian in effect from time to time (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Portfolio’s assets. The Subadviser shall provide to the Adviser a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio.

13. Notices. All notices hereunder shall be provided in writing, by facsimile or by e-mail. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by facsimile; or upon read receipt or reply if delivered by e-mail, at the following addresses:

If to Trust:	Brighthouse Funds Trust I
11225 North Community House Road,
Charlotte, North Carolina 28277
Attn: Kristi Slavin kslavin@brighthousefinancial.com (e-mail)

If to Adviser:	Brighthouse Investment Advisers, LLC
11225 North Community House Road,
Charlotte, North Carolina 28277
Attn: Kristi Slavin kslavin@brighthousefinancial.com (e-mail)
If to Subadviser:	Invesco Advisers, Inc.
11 Greenway Plaza, Suite 1000
Houston, Texas 77046
Attn: Legal Department
Email: veronica.castillo@invesco.com

14. Information. The Adviser hereby acknowledges that it and the Trustees of the Trust have been provided with a copy of Part 2A of the Subadviser’s Form ADV.

15. Delegation to Third Parties. The Subadviser may employ an affiliate or a third party to perform (a) any accounting, administrative, reporting and ancillary services required to enable Subadviser to perform its functions under this Agreement or (b) any information management services. Notwithstanding any other provision of the Agreement, Subadviser may provide information about the Portfolio to any such affiliate or other third party for the purpose of providing the services contemplated under this clause. Subadviser will act in good faith in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve Subadviser of any of its obligations under this Agreement.

16. Miscellaneous. The Trust is an intended third-party beneficiary of this Agreement. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

BRIGHTHOUSE INVESTMENT ADVISERS, LLC

By:	/s/ Kristi Slavin
Kristi Slavin
President

INVESCO ADVISERS, INC.

By:	/s/ Nicole Filingeri
Nicole Filingeri
Vice President

SCHEDULE A

Percentage of average daily net assets:

Invesco Value Opportunities Portfolio	0.38% of the first $350 million 0.36% of the excess over $350 million

For the purpose of calculating the sub-advisory fee for the portfolios for which the Adviser allocates investment advisory services to the Subadviser, which currently include the Invesco Balanced-Risk Allocation Portfolio, Invesco Comstock Portfolio, Invesco Small Cap Growth Portfolio, Invesco Global Equity Portfolio, and Invesco Value Opportunities Portfolio (collectively, with the intent to include any portfolios for which the Adviser allocates investment advisory services to the Subadviser at any given point in time, the “Invesco Subadvised Portfolios”), the Subadviser applies the following fee discount to the fee computed under the schedule above based on the average daily aggregate net assets of the Invesco Subadvised Portfolios when the amount of aggregate assets in the Invesco Subadvised Portfolios is $2.5 billion or higher: 1.5% fee reduction for assets between $0 billion and $2.5 billion, 3.0% fee reduction for assets between $2.5 billion and $5 billion, 5.0% fee reduction for assets between $5 billion and $7.5 billion, 7.5% fee reduction for assets between $7.5 billion and $10 billion, and 10% fee reduction for assets greater than $10 billion. When the amount of aggregate assets in the Invesco Subadvised Portfolios is less than $2.5 billion, the foregoing fee discount does not apply.